                                                                 EXHIBIT 10.8(b)


                                SECOND AMENDMENT
                     TO THE TRANSFER AND SERVICING AGREEMENT

                  This Second Amendment to the Transfer and Servicing Agreement ("AMENDMENT") is executed as of this 28th day of December, 2000, by and among COMPUCREDIT FUNDING CORP., a Nevada corporation, as Transferor, COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer, COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST, a Nevada business trust, as Issuer, and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee.

                                   WITNESSETH:

                  WHEREAS, the Transferor, the Issuer, the Servicer and the Indenture Trustee executed the Transfer and Servicing Agreement dated as of July 14, 2000 (as amended, the "AGREEMENT"); and

                  WHEREAS, the parties hereto have agreed to amend the Agreement on the terms and conditions hereinafter set forth:

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT OF THE AGREEMENT. The Agreement is hereby amended by deleting Schedule II to the Agreement and substituting the Schedule II attached hereto as EXHIBIT A in its place.

                  SECTION 2. MISCELLANEOUS

                  2.1 RATIFICATION. As amended hereby, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.

                  2.2 REPRESENTATION AND WARRANTY. Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  2.3 GOVERNING LAW; PARTIES; SEVERABILITY. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Whenever in this Amendment there is reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Amendment and shall in no way affect the validity or enforceability of the remaining provisions.

                  2.4 EFFECTIVENESS. This Amendment shall be effective as of the date first above written.

                  2.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  2.6 DEFINED TERMS. Capitalized terms used herein shall have the meanings assigned to such terms in the Agreement.

                 IN WITNESS WHEREOF, the Transferor, the Servicer, the Issuer and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                   COMPUCREDIT FUNDING CORP.,
                                   as Transferor,

                                   By:
                                      ------------------------------------------
                                      Name:     Joshua Miller
                                      Title:    Assistant Secretary



                                   COMPUCREDIT CORPORATION,
                                   as Servicer,



                                   By:
                                      ------------------------------------------
                                      Name:     Ashley L. Johnson
                                      Title:    Treasurer



                                    COMPUCREDIT CREDIT CARD
                                    MASTER NOTE BUSINESS TRUST,
                                    as Issuer

                                    By:  WILMINGTON TRUST FSB,
                                         not in its individual capacity but
                                         solely as Owner Trustee on behalf of
                                         the Issuer,



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                   THE BANK OF NEW YORK,
                                     not in its individual capacity but
                                     solely as Indenture Trustee,



                                    By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT A


                                                                     SCHEDULE II


                  BANK IDENTIFICATION NUMBERS AND BANK NUMBERS

--------------------------------------------------------------------------------
         BANK IDENTIFICATION NUMBERS                               BANK NUMBERS
--------------------------------------------------------------------------------
                    479106                                             2223
--------------------------------------------------------------------------------
                    479107                                             2224
--------------------------------------------------------------------------------
                    433197                                             2242
--------------------------------------------------------------------------------
                    522220                                             3523
--------------------------------------------------------------------------------
                    479106                                             3526
--------------------------------------------------------------------------------
                    479107                                             3527
--------------------------------------------------------------------------------
                    433197                                             3671
--------------------------------------------------------------------------------
                    456419                                             3674
--------------------------------------------------------------------------------